UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.    )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Duke Realty Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DUKE REALTY CORPORATION

** IMPORTANT NOTICE **

___ Regarding the Availability of Proxy Materials

You are receiving this communication because you hold shares in Duke Realty Corporation, and the materials you should review before you cast your vote are now available.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Annual Meeting of Shareholders to be held on 04/29/09 Proxy Materials Available • 2009 Proxy Statement • Proxy Card • 2008 Annual Report

PROXY MATERIALS - VIEW OR RECEIVE

You can choose to view the materials online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

To facilitate timely delivery please make the request as instructed below on or before 04/15/09.

DUKE REALTY CORPORATION ATTN: SHONA BEDWELL 600 EAST 96TH STREET, SUITE 100 INDIANAPOLIS, INDIANA 46240	HOW TO VIEW MATERIALS VIA THE INTERNET Have the 12-digit Control Number available and visit: www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIALS

1) BY INTERNET     -  www.proxyvote.com

2) BY TELEPHONE  -  1-800-579-1639

3) BY E-MAIL*         -   sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the 12-digit Control Number (located on the following page) in the subject line

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See the Reverse Side for Annual Meeting Information and Instructions on How to Vote

Meeting Information	How To Vote
Meeting Type: Annual	Vote In Person
Meeting Date: 04/29/09 Meeting Time: 3:00 P.M., EDT For holders as of: 03/02/09 Meeting Location: Conrad Indianapolis 50 West Washington Street Indianapolis, Indiana 46204

To reserve your seat at the annual meeting, please call 800-875-3366 or send an email to ir@dukerealty.com. You can obtain directions to the annual meeting by calling 800-875-3366. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on April 28, 2009. Have your notice in hand when you access the website and follow the instructions.

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Voting items
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL NOMINEES.”
1. Proposal to elect twelve directors to serve for a term of one year.
NOMINEES:

01) Thomas J. Baltimore, Jr. 02) Barrington H. Branch 03) Geoffrey Button 04) William Cavanaugh III 05) Ngaire E. Cuneo 06) Charles R. Eitel	07) Martin C. Jischke, Ph.D. 08) L. Ben Lytle 09) Dennis D. Oklak 10) Jack R. Shaw 11) Lynn C. Thurber 12) Robert J. Woodward, Jr.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

2.       Proposal to ratify the reappointment of KPMG LLP as the Company’s independent registered public accounting firm.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

3.       Proposal to approve the Company’s Amended and Restated 2005 Long-Term Incentive Plan to increase the shares of common stock that may be issued thereunder by 3,900,000 shares and re-approve a list of qualified business criteria for performance based awards in order to preserve Federal income tax deductions.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

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